PAGE 1
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a party other than the Registrant                     [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

            T. Rowe Price New America Growth Fund 002-99122/811-4358
             T. Rowe Price Equity Series, Inc. 033-52161/811-07143
                          New America Growth Portfolio
       _________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            T. Rowe Price New America Growth Fund 002-99122/811-4358
             T. Rowe Price Equity Series, Inc. 033-52161/811-07143
                          New America Growth Portfolio
       _________________________________________________________________
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
      3)
      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1)
      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
      ________________________________________________________
      5)    Total fee paid:
      ________________________________________________________
      [ ] Fee paid previously with preliminary materials.

PAGE 2
      ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1)    Amount previously paid:
      _______________________________________________________
      2)    Form, schedule, or Registration Statement no.:
      ________________________________________________________
      3)    Filing party:
      ________________________________________________________
      4)    Date filed:
      ________________________________________________________

                     T. Rowe Price New America Growth Fund
                       T. Rowe Price Equity Series, Inc.,
         consisting of one of its series: New America Growth Portfolio

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                             Patricia B. Lippert
                                                                       Secretary

March 1, 2000


An annual meeting of shareholders of T. Rowe Price New America Growth Fund, a Massachusetts Business Trust, and T. Rowe Price New America Growth Portfolio, (each a "fund" and collectively the "funds") will be held jointly on Wednesday, April 19, 2000, at 8:00 a.m., eastern time, in the offices of the funds at 100 East Pratt Street, Baltimore, Maryland. T. Rowe Price New America Growth Portfolio is an individual portfolio of T. Rowe Price Equity Series, Inc., (the "corporation"), a Maryland corporation. The following matters will be acted upon at that time:

1. To elect eight trustees to serve on the Board of T. Rowe Price New America Growth Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

2. To ratify or reject the selection of the firm of PricewaterhouseCoopers LLP as the independent accountants for each fund's current fiscal year;

3. To approve or disapprove amending the investment objectives of the funds to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States; and

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

The shareholders of each fund will vote only on those proposals that apply to their fund(s). Only shareholders of record of common stock at the close of business on February 18, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARDS OF THE FUNDS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.


PATRICIA B. LIPPERT



                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------

T. ROWE PRICE NEW AMERICA GROWTH FUND

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

 .    Read the proxy statement.

 .    Go to the proxy voting link found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

 .    Read the proxy statement.

 .    Call the toll-free number found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



NEW AMERICA GROWTH PORTFOLIO

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING THE FOLLOWING METHOD:

1. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION.


------------------------------------------------------------------------------

                     T. Rowe Price New America Growth Fund
                       T. Rowe Price Equity Series, Inc.,
         consisting of one of its series: New America Growth Portfolio

                Annual Meeting of Shareholders -- April 19, 2000


                                PROXY STATEMENT


This document gives you information you need in order to vote on the matters coming before the annual meeting and is furnished in connection with the solicitation of proxies by T. Rowe Price New America Growth Fund, a Massachusetts business trust, and T. Rowe Price Equity Series, Inc., a Maryland corporation, on behalf of its separate series, New America Growth Portfolio. If you have any questions, please feel free to call us toll free, 1-800-541-5910.


Who is asking for my vote?

The Boards of the funds have asked that you vote on the matters listed in the notice of annual meeting of shareholders. The votes will be formally counted at the annual meeting on Wednesday, April 19, 2000, and if the annual meeting is adjourned, at any later meeting. New America Growth Fund shareholders may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. New America Portfolio shareholders may vote in person at the annual meeting or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on February 18, 2000, (the "RECORD DATE") are entitled to vote. The notice of annual meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about March 1, 2000.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of February 18, 2000. Under Maryland and Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all;
(2) if more
than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.


What are shareholders being asked to vote on?

At a meeting held on February 9, 2000 the Boards of the funds, including the independent directors and trustees, unanimously approved submitting the following proposals:

PROPOSAL                                 FUNDS AFFECTED
--------------------------------------------------------------
1.  To elect eight trustees              New America Growth
 to the Board.                           Fund
2.  To ratify the selection of the firm  Each fund
 of PricewaterhouseCoopers LLP as
 independent accountants for each
 fund's current fiscal year.
3.  To approve amending of the           Each fund
 investment objectives of the funds.
4.  To transact such other business as   Each fund
 may properly come before the meeting
 and any adjournments thereof.
--------------------------------------------------------------



How can I get more information about the funds?

A COPY OF EACH FUND'S MOST CURRENT ANNUAL SHAREHOLDER REPORT WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS FOR THE FUNDS' FISCAL PERIOD-END. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT T. ROWE PRICE BY CALLING 1-800-541-5910; WRITING TO 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202; OR VISITING OUR WEBSITE AT
WWW.TROWEPRICE.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.


PROPOSAL NO. 1 -- ELECTION OF TRUSTEES


New America Growth Fund only


Who are the nominees for director or trustee?

The Board has proposed a slate of the eight persons listed in Table 1 for election as trustee, each to hold office until the next annual meeting (if any) or until his successor is duly elected and qualified. Each of the nominees is a member of the present Board of Trustees of the New America Growth Fund and has served in that capacity since originally elected. Shareholders of the New America Growth Portfolio are not voting for directors of their fund because the fund is one series of the T. Rowe Price Equity Series, Inc. and directors of this corporation may only be elected by the vote of all of its series.

A shareholder using the enclosed proxy card can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of the fund may recommend. There are no family relationships among these nominees.

Table 1  Nominees to the Fund's Board of Trustees
Name, Date of Birth, Address,                                                            All Other Price
Position on Fund Board, year of original election to   Fund Shares Beneficially          Funds' Shares
the Fund Board and                                     Owned, Directly or Indirectly,    Owned Directly
Principal Occupations/a/                               as of 12/31/99 /b/                as of 12/31/99
----------------------------------------------------------------------------------------------------------
*John H. Laporte, Jr., 7/26/45                         New America Growth  21,514        1,596,086

100 E. Pratt Street, Baltimore, MD 21202

Trustee of the Fund, originally elected 1985.

Managing Director, T. Rowe Price
----------------------------------------------------------------------------------------------------------
*James S. Riepe, 6/25/43                               New America Growth  1,413         2,106,841

100 E. Pratt Street, Baltimore, MD 21202

Trustee of the Fund, originally elected 1985.

Vice Chairman of the Board and Managing Director, T.
Rowe Price; Chairman of the Board, T. Rowe Price
Investment Services, Inc., T. Rowe Price Services,
Inc., T. Rowe Price Retirement Plan Services, Inc.;
President, Chairman of the Board and Director, T.
Rowe Price Trust Company; Director, Rowe
Price-Fleming International, Inc., and General Re
Corporation; Officer and/or Director/ Trustee of all
of the domestic T. Rowe Price Funds/Trusts
----------------------------------------------------------------------------------------------------------
*M. David Testa, 4/22/44                               New America Growth  715           676,514

100 E. Pratt Street, Baltimore, MD 21202

Trustee of the Fund, originally elected 1997.

Vice Chairman of the Board, Chief Investment Officer
and Managing Director, T. Rowe Price; Director and
Chairman of the Board, Rowe Price-Fleming
International, Inc.; Director, T. Rowe Price Trust
Company; Officer and/or Director/Trustee of 85 of the
T. Rowe Price Funds/Trusts
----------------------------------------------------------------------------------------------------------
Donald W. Dick, Jr., 1/27/43                           New America Growth  883           303,454

28 Loon Lane
Menemsha Inn Road
Chilmark, MA  02535

Trustee of the Fund, originally elected 1985.

Principal, EuroCapital Advisors, LLC, an acquisition
and management advisory firm; Director, Waverly,
Inc., Baltimore, Maryland; Director/Trustee of the T.
Rowe Price Equity and International Funds.
----------------------------------------------------------------------------------------------------------
David K. Fagin, 4/9/38                                                                   475,821

1700 Lincoln Street, Suite 4710
Denver, CO 80203

Trustee of the Fund, originally elected 1994.

Chairman, Director, Western Exploration and
Development, Ltd. (6/97-present); Director
(5/92-present); formerly: Chairman (5/92-12/97) and
Chief Executive Officer (5/92-5/96) of Golden Star
Resources Ltd.; Director/Trustee of the T. Rowe Price
Equity Funds/Trusts.
----------------------------------------------------------------------------------------------------------
Hanne M. Merriman, 11/16/41                            New America Growth  538           45,330

3201 New Mexico Avenue, N.W.,
Suite 350, Washington, D.C. 20016

Trustee of the Fund, originally elected 1994.

Retail Business Consultant; Director, Central
Illinois Public Service Company, Finlay Enterprises,
Inc., The Rouse Company, State Farm Mutual Automobile
Insurance Company, USAir Group, Inc.; Director of the
T. Rowe Price Equity Funds/Trusts.
----------------------------------------------------------------------------------------------------------
Hubert D. Vos, 8/2/33                                                                    9,357

1114 State Street, Suite 247,
P.O. Box 90409
Santa Barbara, CA 93190-0409

Trustee of the Fund, originally elected 1994.

Owner/President, Stonington Capital Corporation, a
private investment company; Director/Trustee of the
T. Rowe Price Equity Funds/Trusts.
----------------------------------------------------------------------------------------------------------
Paul M. Wythes, 6/23/33                                New America Growth  775           60,546

755 Page Mill Road, Suite A200
Palo Alto, CA 94304-1005

Trustee of the Fund, originally elected 1985.

Founding Partner of Sutter Hill Ventures, a venture
capital limited partnership, providing equity capital
to young high technology companies throughout the
United States; Director, Teltone Corporation and
InterVentional Technologies Inc.; Director/Trustee of
the T. Rowe Price Equity and International
Funds/Trusts.
----------------------------------------------------------------------------------------------------------

* Nominees considered "interested persons" of T. Rowe Price.

/a/Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

/b/In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Laporte, Riepe, and Testa in 67,691 shares of the funds which are owned by a wholly owned subsidiary of the fund's investment manager, T. Rowe Price. The amount shown also reflects the aggregate interest of Messrs. Laporte, Riepe and Testa in 3,112 shares of the New America Growth Fund owned by the T. Rowe Price Plus Plan.


Do the nominees have a stake in the funds?

The Board believes it is important that each nominee for trustee have an investment in the T. Rowe Price funds. The nominees allocate their investments among the 88 T. Rowe Price funds based on their own investment objectives. Table 1 lists each nominee's investment in the funds as well as his total investment in all of the T. Rowe Price funds.

What are the primary responsibilities of the fund's Board members?

They are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The trustees periodically review the performance, expenses, and service providers of the funds based on reports provided by T. Rowe Price personnel, auditors, and legal counsel.


How often does the fund's Board meet?

The Board of Trustees of the fund held five meetings during the last full fiscal year, and each trustee standing for reelection attended 75% or more of those meetings. The Board currently has two committees, described in the following paragraphs.

The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors or trustees to fill vacancies on the fund's Board. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. Members of the Nominating Committee are Messrs. Dick, Fagin, Merriman, Vos and Wythes. They met informally during the last fiscal year, but the committee as such held no formal meetings.

The Joint Audit Committee includes at least one independent trustee/ director representing each of the T. Rowe Price funds. Messrs. Vos and Wythes, nominees of the fund, are members of the committee. The other members are F. Pierce Linaweaver and John G. Schreiber, independent directors of other T. Rowe Price funds. These directors also receive a fee of $1,000 for each committee meeting attended. The Joint Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Joint Audit Committee held four meetings during the last fiscal year and all members of the committee participated in the meetings.


What are the trustees paid for their services to the fund?

Messrs. Laporte, Riepe, and Testa are employed by, and thus are considered "interested persons" of, T. Rowe Price. Therefore, they are not entitled to compensation or benefits from the fund for their service as trustees of the fund.

Messrs. Dick, Fagin, Merriman, Vos and Wythes are the independent, or noninterested, trustees of the fund. Their trustees' fees are based on the following fee schedule applicable to all independent directors/ trustees of the
T. Rowe Price funds: an annual retainer of $65,000 per year for service on the Boards of the T. Rowe Price domestic funds, an additional annual retainer of $15,000 for service on the boards of the T. Rowe Price international funds, and a fee of $1,000 for each Audit Committee meeting attended. The Price fund group included 88 funds at December 31, 1999. The independent trustees/directors of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Table 2 provides the independent trustees' accrued compensation for the most recently completed fiscal year of the fund and their total compensation for the period January 1, 1999 through December 31, 1999. The fees are allocated to each fund under a formula which includes a base fee and a fee based on the net assets of each fund relative to the other funds.

Table 2  Compensation to Fund Trustees
Aggregate Compensation From T. Rowe                        Trustee
Price Fund                               ----------------------------------------------
----------------------------------------- Dick     Fagin   Merriman    Vos     Wythes
                                         ----------------------------------------------
New America Growth Fund                  $ 1,565  $ 2,046  $ 2,048   $ 2,048   $ 1,565
---------------------------------------------------------------------------------------
Total Compensation From Funds and Fund   $82,000  $65,000  $65,000   $66,000   $80,000
Complex
---------------------------------------------------------------------------------------



What vote is required to elect the trustees?

A plurality of the votes of the fund cast at the meeting is sufficient to approve the election of a trustee of the fund. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE PROPOSED NOMINEES.


PROPOSAL NO. 2 -- SELECTION OF INDEPENDENT ACCOUNTANTS


Each Fund

The selection by the Board of Trustees/Directors of the firm of PricewaterhouseCoopers LLP as the independent accountants for the funds for their current fiscal year is to be submitted for ratification or rejection by the shareholders at the annual meeting. The firm of PricewaterhouseCoopers LLP has served each fund as independent accountants since its inception. The independent accountants have advised the funds that they have no direct or material indirect financial interest in the funds. Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them. The funds' fiscal year-end is December 31.


What vote is required to ratify the funds' independent accountants?

Each fund votes separately. Approval of the proposal requires an affirmative vote by a majority of the shares cast at the meeting of each fund in person or by proxy. THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL NO. 3 -- AMENDMENT OF THE INVESTMENT OBJECTIVE OF THE FUNDS.


Each Fund

The funds' current investment objective is "to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service businesses."

The Boards of Directors/Trustees propose that this objective be changed as follows: "To provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the U.S."

The New America Growth fund was launched in 1985 in an effort to capture the opportunities arising from the country's transition from a manufacturing-based economy to a service-based one. The service sector was expected to be a fertile area for rapidly growing companies - an expectation that proved valid. Therefore, the fund has focused on growth companies in service businesses, although up to 25% of assets can be invested in nonservice-related stocks. The New America Growth Portfolio followed this approach when it began operations in 1994.

In recent years, the nature of economic activity has continued to change, in many cases because of the application of new technologies and scientific advances. Fast-growing companies can be found across an array of industries in today's "new America."

The funds' investment managers and Boards of Directors/Trustees believe shareholders would be better served if the funds had greater flexibility to respond to economic progress and market developments now and in the future. The proposed new objective would provide this flexibility by removing a specific focus on service companies and permitting investments in the fastest growing industry sectors, as determined at any given time by T. Rowe Price. The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year. Today, for example, such sectors would include technology, telecommunications, and biotechnology, but others may supplement or replace these in the future. Fund managers would not alter their current emphasis on stock selection based on their judgment of a company's fundamentals and valuation.

The funds' risk profile could increase as a result of the change in objective. Generally, stocks of companies in rapidly evolving - and often very competitive
- industries are subject to significant price swings. Earnings disappointments, even small ones, can cause a growth stock to lose value, as can changes in investor psychology from positive to negative. Nevertheless, the funds' directors and trustees believe that the potential rewards over time that may accompany investments in the "new America" should be commensurate with any increase in risk. Accordingly, they recommend that shareholders vote in favor of the funds' revised objective.

If the proposed amendment is approved by shareholders, it will become effective May 1, 2000.


What vote is required to approve this amendment to each fund's investment objective?

Each fund votes separately. Proposal No. 3 requires the affirmative vote of the lesser of (a) 67% of the shares present at the meeting of each fund in person or by proxy or (b) a majority of each fund's outstanding shares. THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING


What is the required quorum?

To hold the meeting, a majority of each fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a proposal must be approved by a percentage of votes cast on the proposal (proposals 1 and 2), abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund's outstanding shares (proposal 3), abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. Shares of the New America Growth Portfolio held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.


How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who the funds have retained to tabulate the votes. In addition, the New America Growth Fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.


How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the funds or of its investment manager, T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by the funds. To ensure that sufficient shares of common stock or beneficial interests are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds may retain the services of a proxy solicitor to assist them in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

The approximate date on which this proxy statement and proxy card are first being mailed to shareholders is March 1, 2000.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


Are the funds required to hold annual meetings?

Under Massachusetts and Maryland law, the funds are not required to hold annual meetings. The Board of Trustees/Directors of each fund have determined that the funds will take advantage of these Massachusetts and Maryland law provisions to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Boards determine otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by each fund's Board.

If a shareholder wishes to present a proposal to be included in the proxy statement for the next shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the funds begin to print and mail their proxy materials.


GENERAL INFORMATION ABOUT THE FUNDS


Who are the funds' executive officers?

Table 3 lists the executive officers of the funds (other than the nominees for election as trustees) and their positions with T. Rowe Price. Each executive officer has been an officer of T. Rowe Price and the funds for at least the last five years

Table  3   Executive Officers of the Funds
Officer, Date of Birth  Position With Fund        Position With T. Rowe Price
-------------------------------------------------------------------------------
New America Growth
-------------------------------------------------------------------------------
Marc L. Baylin,         Executive Vice President  Vice President
11/17/67
-------------------------------------------------------------------------------

Who is the investment adviser and principal underwriter to each fund?

T. Rowe Price serves as the investment adviser to each of the funds covered in this proxy statement. The funds have an underwriting agreement with T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), and transfer agency agreements with T. Rowe Price Services, Inc. ("PRICE SERVICES") and T. Rowe Price Retirement Plan Services, Inc. ("RPS"). The address of T. Rowe Price and Investment Services is 100 East Pratt Street, Baltimore, Maryland 21202, and the address of Price Services and RPS is 4515 Painters Mill Road, Owings Mills, Maryland 21117. Each is a wholly owned subsidiary of T. Rowe Price.


What is the share ownership of each fund?

Table 4 presents the shares of the capital stock of each fund outstanding as of December 31, 1999.

Table 4  Outstanding Shares of Capital Stock
                                             Outstanding Shares of
T. Rowe Price Fund                               Capital Stock
-------------------------------------------------------------------
New America Growth Fund                           42,936,685
-------------------------------------------------------------------
New America Growth Portfolio                       4,812,223
-------------------------------------------------------------------



Who are the principal holders of each fund's shares?

Table 5 sets forth the persons owning more than 5% of each fund's outstanding common stock as of December 31, 1999.

Table 5  Beneficial Ownership of Fund Shares
Fund Name                                   Owner                                   % Ownership
------------------------------------------------------------------------------------------------
New America Growth                          Wilmington Trust CO TR, FBO                 9.42
                                            Continental Airlines, Inc., DCP Plan
                                            A/C# 49277-0, c/o Mutual Funds, P.O.
                                            Box 8971, Wilmington, DE 19899-8971
                                                                                   -------------
-----------------------------------------------------------------------------------
New America Growth Portfolio                Security Benefit Life Insurance Co.,       42.04
                                            Attn.: Mark Young, 700 SW Harrison
                                            St., Topeka, KS 66636-0002
                                            ----------------------------------------------------
                                            United of Omaha-Series V, Attn.: John      33.43
                                            Martin, Corp. General Ledger, Mutual
                                            of Omaha Plaza, Omaha, NE 68175-0001
                                            ----------------------------------------------------
                                            Peoples Benefit Life Insurance             11.26
                                            Company, Attn.: Kim Cox, 8th Fl.,
--------------------------------------------P.O. Box 32830, Louisville, KY
                                            40232-2830
                                            ----------------------------------------------------

As of December 31, 1999, the executive officers and trustees/directors of each fund, as a group, beneficially owned, directly or indirectly, 26,288 shares, representing less than 1% of each fund's outstanding stock. More detailed information on the share ownership of the fund's management is provided in Table 6.

Table 6  Security Ownership of Management
Name of Fund, Name of Beneficial Owner and      Amount and Nature of Beneficial
Position With Fund                           Ownership as of December 31, 1999/ a/
-----------------------------------------------------------------------------------
New America Growth
-----------------------------------------------------------------------------------
John H. Laporte, Jr., - Trustee/President                   21,514
-----------------------------------------------------------------------------------
Donald W. Dick, Jr.,- Trustee                                  883
-----------------------------------------------------------------------------------
Hanne M. Merriman - Trustee                                    538
-----------------------------------------------------------------------------------
Paul M. Wythes - Trustee                                       775
-----------------------------------------------------------------------------------
Marc L. Baylin - Executive Vice President                      449
-----------------------------------------------------------------------------------
James S. Riepe - Trustee                                     1,413
-----------------------------------------------------------------------------------
M. David Testa - Trustee                                       715
-----------------------------------------------------------------------------------
Management as a Group                                       26,288
-----------------------------------------------------------------------------------

 .

/a/   All securities listed represent ownership in shares of common stock.


INFORMATION ABOUT T. ROWE PRICE


Who are the directors of T. Rowe Price?

The funds' investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George A. Roche who, together with Messrs. Riepe and Testa, Edward
C. Bernard, James E. Halbkat, Jr., Donald B. Hebb, Jr., Henry H. Hopkins, James
A. C. Kennedy III, John H. Laporte, Richard L. Menschel, William T. Reynolds, Brian C. Rogers, Robert L. Strickland, Philip C. Walsh, and Anne Marie Whittemore, constitutes its Board of Directors.

The address of each of these persons, with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, all are employed by T. Rowe Price.

Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is Pleasant Valley, Peapack, New Jersey 07977.

Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.


TRANSACTIONS IN T. ROWE PRICE STOCK

The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("STOCK"), during the period January 1, 1999 through December 31, 1999. There were no transactions during the period by any director/trustee or officer of the funds, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the funds.

During the period, certain employees exercised their options for a total of 2,294,013 shares of stock at an average price $6.73 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate (including dividends reinvested) of 230,208 shares of stock at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

T. Rowe Price's Board of Directors has approved the repurchase of shares of its stock in the open market. During 1999, T. Rowe Price purchased 2,216,490 shares of stock under this plan, leaving 5,503,510 shares of stock authorized for future repurchase at December 31, 1999.

During the period, T. Rowe Price issued 3,470,325 common stock options with an average exercise price of $31.02 per share to certain employees and directors under terms of the 1990, 1993, and 1996 Stock Incentive Plans and the 1995 Director Stock Option Plan.

Proxy Information

This proxy material concerns the following T. Rowe Price Fund:

New America Growth Fund

Dear Shareholder:

We cordially invite you to attend an annual shareholder meeting of the New America Growth Fund and the New America Growth Portfolio on Wednesday, April 19, 2000. There are several items on the agenda, but the most important one is a recommendation by each fund's managers and directors or trustees to change the fund investment objective.

The funds' current objective is "to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service businesses."

The recommended change would replace the focus on service businesses with one on companies in sectors T. Rowe Price believes are the fastest growing. This will provide greater flexibility in selecting stocks that reflect the "new America"
 - as it is today and as it evolves. Today, for example, a list of fast-growing sectors would include technology, telecommunications, and biotechnology, but in the future other sectors may supplement or replace these. Fund managers will not alter their current emphasis on stock selection based on their judgment of a company's fundamentals and valuation.

The change in objective is discussed in more detail in "Proposal No. 3" of this proxy, and we urge you to read it carefully. As noted in that section, the fund's risk profile could increase with this change in objective, but the directors and trustees believe that the potential long-term rewards that may accompany investments in the "new America" should be commensurate with any increase in risk.

Shareholders of both funds will be voting on the objective change as well as on the selection of an independent accountant. Shareholders of New American Growth Fund will also select trustees.

The enclosed card has easy-to-follow instructions on voting by mail, telephone, or through the Internet. If you have any questions, please call us at 1-800-225-5132. Your vote is extremely important, and we appreciate your participation.

Sincerely,


James S. Riepe
Vice Chairman of the Board
T. Rowe Price Associates, Inc.

LOGO
                                                                             NAG

Proxy Information

This proxy material concerns the following T. Rowe Price Portfolio:

New America Growth Portfolio

Dear T. Rowe Price No-Load Variable Annuity Contract Holder:

We cordially invite you to attend an annual shareholder meeting of the New America Growth Fund and the New America Growth Portfolio on Wednesday, April 19, 2000. There are several items on the agenda, but the most important one is a recommendation by each fund's managers and directors or trustees to change the fund investment objective.

The funds' current objective is "to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service businesses."

The recommended change would replace the focus on service businesses with one on companies in sectors T. Rowe Price believes are the fastest growing. This will provide greater flexibility in selecting stocks that reflect the "new America"
 - as it is today and as it evolves. Today, for example, a list of fast-growing sectors would include technology, telecommunications, and biotechnology, but in the future other sectors may supplement or replace these. Fund managers will not alter their current emphasis on stock selection based on their judgment of a company's fundamentals and valuation.

The change in objective is discussed in more detail in "Proposal No. 3" of this proxy, and we urge you to read it carefully. As noted in that section, the fund's risk profile could increase with this change in objective, but the directors and trustees believe that the potential long-term rewards that may accompany investments in the "new America" should be commensurate with any increase in risk.

Shareholders of both funds will be voting on the objective change as well as on the selection of an independent accountant.

The enclosed card has easy-to-follow instructions on voting by mail. If you have any questions, please call us at 1-800-225-5132. Your vote is extremely important, and we appreciate your participation.

Sincerely,


James S. Riepe
Vice Chairman of the Board
T. Rowe Price Associates, Inc.

LOGO

                                                                            NAGP




 VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL
 --------------------------------------------------

Call Toll-Free: 1-888-221-0697 Or By Accessing WWW.PROXYWEB.COM
Invest With Confidence

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET
T. Rowe Price

***CONTROL NUMBER: 999 999 999 999 99***
Ram Logo



                                Please fold and detach card at perforation
before mailing

-----------------------------------------------------------------------------

FUND NAME ("fund")          MEETING TIME:  8:00 A.M. EASTERN TIME THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint James S. Riepe and M. David Testa as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2000, at 8:00 a.m., ET in the offices of the funds at 100 East Pratt Street, Baltimore, Maryland, and at any adjournments of the meeting. Messrs. Riepe or Testa may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Riepe and Testa to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the fund's Notice of Annual Meeting of Shareholders and proxy statement.



                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                          Date_____________________


                                               NOTE:  Please sign exactly as
                                               name appears on this proxy. Joint
                                               owners should each sign
                                               personally. Directors and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, this signature
                                               should be that of an authorized
                                               officer who should state his or
                                               her title.
                                               ________________________________

                           CONTINUED ON REVERSE SIDE Signature(s) (and Title(s),
                                                  if applicable)



                                                                        060, 302

Please refer to the Proxy Statement discussion of these proposals. THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. Your appointed
              ---
attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR
                                                                             ---
EACH OF THE FOLLOWING:

           Please fold and detach card at perforation before mailing.

----------------------------------------------------------------------------

             Please vote by checking the appropriate box(es) below.

                                                                                                                                  <C
                                                                                                                       FOR ALL    WI
                                                                                                                       NOMINEES   AU
1.                                                    NEW AMERICA GROWTH FUND SHAREHOLDERS ONLY.                         /  /
                                                      To elect the
                                                      trustees listed below.

                                                      (01) John H. Laporte (02) James S. Riepe

                                                      (03) M. David Testa (04) Donald W. Dick, Jr.

                                                      (05) David K. Fagin (06) Hanne M. Merriman (07) Hubert D. Vos

                                                      (08) Paul M. Wythes


                                                      INSTRUCTION:
                                                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL

                                                      NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.
                                                      ___________________________________________________________
                                                                                                                         FOR       A

2.                                                    To ratify the appointment of PricewaterhouseCoopers, LLP, as       /  /
                                                      independent accountants of the Fund for the current fiscal year.
3.                                                    To amend the fund's investment objective to allow for              /  /
                                                      investment in companies operating in sectors believed by T.
                                                      Rowe Price to be the fastest growing in the United States.


                          PLEASE SIGN ON REVERSE SIDE

                                                                        060, 302




Voting Your Proxy: It's Easier Than Ever

The enclosed proxy discusses matters affecting your T. Rowe Price fund. IT'S IMPORTANT TO VOTE on these issues, and voting promptly can save money for your fund by making a second mailing unnecessary.

In addition to the option of mailing the proxy card back to us, we now offer you TWO OTHER WAYS TO VOTE - by touch-tone telephone and by computer via the Internet. Using either SAVES TIME for you and HELPS REDUCE YOUR FUND'S EXPENSES.

So after you've read the proxy information about your fund, but BEFORE you sign, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.

Graphic of telephone

By touch-tone telephone:
 . have the proxy card handy
 . call 1-888-221-0697 toll free
 . enter the control number found in the upper left corner of your proxy card . follow the simple recorded instructions

Graphic of computer screen
By COMPUTER via the Internet:
 . have the proxy card handy
 . go to the Website WWW.PROXYWEB.COM
 . enter the control number found in the upper left corner of your proxy card . follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card.

Thank you.

T. Rowe Price
Ram logo
T. Rowe Price Investment Services, Inc., Distributor.